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                                                                   EXHIBIT 10.37

           FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this

"Amendment") is dated as of September 1, 1998 among:  HS RESOURCES, INC., a
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corporation formed under the laws of the State of Delaware (the "Borrower");
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each of the lenders that is a signatory hereto; and THE CHASE MANHATTAN BANK (in its individual capacity, "Chase"), as agent for the Lenders (in such capacity,
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together with its successors in such capacity, the "Agent").
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                                 R E C I T A L S
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     A.  The Borrower, the Agent, and the Lenders (as defined in the Credit
Agreement as hereafter defined) have entered into that certain Amended and Restated Credit Agreement dated as of June 14, 1996, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 17, 1996, the Second Amendment to Amended and Restated Credit Agreement dated as of November 27, 1996, the Third Amendment to Amended and Restated Credit Agreement dated as of December 15, 1997 and the Fourth Amendment to Amended and Restated Credit Agreement dated as of June 16, 1998 (as amended, the "Credit Agreement"),
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pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Borrower upon the terms and conditions as provided therein; and

     B. The Borrower, the Agent, and the Lenders now desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

     1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definitions:

         "Fifth Amendment" shall mean that certain Fifth Amendment to Amended
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     and Restated  Credit Agreement dated as of September 1, 1998, among the
     Borrower, the Lenders and the Agent.

     3. The Lenders and the Borrower agree that the Initial Period shall end on the date this Amendment becomes effective in accordance with Section 5 of this Amendment or such earlier date, if any, as set forth in the definition of Initial Period.
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     4.  The Borrower has entered into a Stock Purchase and Sale Agreement with
Universal Resources Corporation ("Buyer") dated July 27, 1998 ("Sales Ageement")
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in which the Borrower has agreed to sell HSRTW, Inc. ("HSRTW") and certain
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Subsidiaries of HSRTW for a purchase price of $157,539,511 in immediately available funds ("HSRTW Stock Sale").  The Lenders consent to the HSR Stock Sale
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on the conditions that effective as of the date of the HSRTW Stock Sale the
Borrowing Base shall be reduced to $325,000,000 and that a portion of the proceeds of the HSRTW Stock Sale shall be applied on that date as a prepayment of the Loans to reduce the outstanding Loans to an aggregate amount not to exceed the Borrowing Base established by this sentence. If the Borrower complies with the conditions of the preceding sentence, HSRTW shall be automatically released from its Guaranty Agreement without the need for further documentation

     5. This Amendment shall become binding on the Lenders when, and only when, the following conditions shall have been satisfied and the Agent shall have received each of the following, as applicable, in form and substance satisfactory to the Agent or its counsel:

         (a) counterparts of this Amendment executed by the Borrower and the Lenders;

         (b) satisfaction of the conditions set forth in Section 4 of this
     Amendment: and

         (c) such other documents as it or its counsel may reasonably request.

     6. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     7. The Borrower hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

     8. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     9. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                           [SIGNATURES NOT INCLUDED]